                 MANAGEMENT CONSULTING AND FINDERS AGREEMENT

     THIS MANAGEMENT CONSULTING AND FINDERS AGREEMENT (this "Agreement") is made as of the 4th day of January,  2005, by and between Eldorado  Artesian  Springs,
Inc., a Colorado corporation (the "Company"), and Capital Merchant Banc, LLC, an
Illinois limited liability company ("Consultant").

                                  RECITALS:
                                  ---------

     WHEREAS,  the  Company  desires to engage  Consultant  to  perform  general management,  financial  and  corporate  consulting  services  for the Company in connection  with the Company's  development  and operation of new water bottling plants, and the Company's development and launch of a line of one-way recyclable water  delivery  containers for use in home and office water cooler systems (the
"Project"),  and further wishes to engage the assistance of Consultant in making introductions of certain persons with whom Consultant has prior contacts and who are  Accredited  Investors  (as defined in  Regulation D  promulgated  under the
Securities Act of 1933, as amended) as prospective investors in the Company; and

     WHEREAS,  Consultant is willing to be so engaged,  and desires to introduce such prospective investors to the Company.

                                  AGREEMENTS
                                  ----------

     NOW,  THEREFORE,  in consideration of the foregoing recitals and the mutual promises herein contained,  and for other good and valuable  consideration,  the receipt and  sufficiency  of which is hereby  acknowledged,  the parties  hereto hereby agree as follows:

     1.  Engagement of Consultant.  The Company hereby engages  Consultant,  and
Consultant hereby accepts the engagement,  to perform the services  described in
Part I of Exhibit A hereto.

     2. Term of Engagement.  Consultant's  engagement  under this Agreement will commence as of the date  specified  in Part II.A.  of Exhibit A (the  "Effective
Date") and will  continue  for the term  specified  in Part  II.B.  of Exhibit A unless sooner  terminated in  accordance  with the  provisions of Section 6 (the
"Term").

     3.  Independent  Contractor  Status.  During the Term,  Consultant  and the
Company  acknowledge and agree that Consultant is an independent  contractor for
Federal  and state  income  tax  purposes  and that  Consultant  shall be solely responsible for full payment of all tax liabilities on any compensation  paid to
Consultant hereunder.

     4.  Compensation.  In  consideration  for the  performance of  Consultant's duties hereunder:  (i) Consultant was paid $25,000 as a first installment of its compensation  hereunder (which amount is fully earned and non-refundable),  (ii)
Consultant shall be paid during the Term at the rate specified in Part III.A. of
Exhibit A, and payable in the manner  specified in Part III.B.  of Exhibit A and
(iii) the Company shall have executed and delivered to Consultant the Warrant in the form of Exhibit B attached hereto.

     5.  Expenses.  Consultant  shall be  entitled to  reimbursement  for normal business expenses which Consultant's  employees and agents are required to incur in providing the services  hereunder  provided that supporting  documentation is provided to the Company. Notwithstanding the foregoing, the Company shall not be required to reimburse Consultant for total business expenses in excess of $1,000 in any calendar month,  unless  Consultant  obtains prior written  authorization from the Company for any such expenses.

     6.  Termination.  This Agreement shall terminate prior to the expiration of the Term if (a)  Consultant  shall  dissolve or (b) either party serves  written notice upon the other of intent to terminate (the "Termination  Notice") as of a date specified in such notice (the  "Effective Date of  Termination"),  provided that the  Termination  Notice is given at least that number of days prior to the
Effective  Date of  Termination  as is specified in Part IV of Exhibit A. In the event of termination of this Agreement, the Company shall no longer be obligated to pay to Consultant any compensation (other than compensation  accrued prior to the Effective Date of Termination). Sections 7 through 16 of this Agreement will survive expiration or early termination of this Agreement.

     7.  Confidentiality.  Consultant hereby covenants and agrees that,  without the prior  written  consent of the Company,  Consultant  and its  employees  and agents will not at any time disclose to any person (other than persons  employed or otherwise  engaged by the Company and having a need to know such  information in order for  Consultant  to provide  its  services  hereunder),  or use for any purpose other than providing the consulting (but not the finders) services under this  Agreement,  any  confidential  or proprietary  information of the Company.
Company hereby  covenants and agrees that,  without the prior written consent of
Consultant,  the  Company  and its  employees  and  agents  will not at any time disclose to any person not employed or otherwise  engaged by Consultant,  or use for any  purpose  other  than  the  Project,  any  confidential  or  proprietary information  of  Consultant,  other  than  information  conveyed  to  Company by
Consultant in the course of Consultant's services under this Agreement.  For the purposes of this Agreement,  the term "confidential or proprietary  information"
will  include  all  information  of any  nature and in any form that is owned by
Consultant or the Company,  as applicable,  and is not publicly available (other than  by a  breach  of this  Section  7 by the  party  obligated  to  keep  such information  confidential)  or generally  known to persons engaged in businesses similar or  related  to those of the  Company  (in the case of  confidential  or
proprietary   information  of  the  Company)  or  Consultant  (in  the  case  of
confidential  or  proprietary   information  of  Consultant).   Confidential  or
proprietary  information  will  include,  but will not be limited  to, a party's
financial  condition,  results  of  operations,   business  matters,  customers,
employees,  industry  contracts,  business plans,  product development (or other proprietary product data),  marketing plans, and all other secrets and all other information of a confidential or proprietary nature. For the purposes of the two preceding sentences,  the terms Company,  Consultant,  and parties each refer to any of the  applicable  party's  subsidiaries  or affiliates in addition to such parties. The foregoing  obligations imposed by this Section 7 will not apply (i)
if such  confidential  or proprietary  information  shall have become  generally known to the  public  through  no  fault of the  party  obligated  to keep  such information confidential or (ii) if the party obligated to keep such information confidential is required by law to make disclosure (after giving the other party notice and an opportunity to contest such requirement).

     8. Injunctive Relief.  Consultant agrees that any violation of Section 7 of this Agreement will cause the Company  irreparable harm.  Consultant agrees that the Company is entitled to protection from such violation,  including protection by injunctive relief, in addition to other remedies available under the law.

     9. Indemnification by Consultant. Consultant hereby agrees to indemnify and hold the  Company  and its  shareholders,  directors,  officers,  employees  and affiliates harmless from and against any and all liabilities,  demands,  claims, actions or causes of action,  assessments,  losses,  costs, damages or expenses, including  reasonable  attorneys'  fees  sustained or incurred by such  persons, resulting  from or arising out of or in any way relating to, or by virtue of (i)
any breach of any  representation  or warranty on the part of  Consultant  under this  Agreement  and Exhibit A attached  hereto  (unless the same will have been waived by the Company in writing), (ii) any failure by Consultant to comply with any applicable  laws,  rules or  regulations,  or (iii) any  third-party  claims arising solely from Consultant's  actions or failure to take action,  except any action or failure to take action by  Consultant  in  accordance  with  Company's direct instructions.

     10. Indemnification by Company. Company hereby agrees to indemnify and hold
Consultant  and  its  members,  managers,  directors,  officers,  employees  and affiliates harmless from and against any and all liabilities,  demands,  claims, actions or causes of action,  assessments,  losses,  costs, damages or expenses, including  reasonable  attorneys'  fees  sustained or incurred by such  persons, resulting  from or arising out of or in any way relating to, or by virtue of (i)
any breach of any  representation  or warranty on the part of the Company  under this  Agreement  and Exhibit A attached  hereto  (unless the same will have been waived by Consultant in writing), (ii) any failure by the Company to comply with
any  applicable  laws,  rules  or  regulations   (other  than  as  a  result  of
Consultant's  conduct),  or (iii) any  third-party  claims  arising  solely from
Company's  actions or failure  to take  action,  except any action or failure to take action by Company in accordance with Consultant's recommendations or advice in connection with the services rendered by Consultant hereunder.

     11. Notices. All notices required to be given under this Agreement shall be in writing  and shall be  personally  delivered,  sent by  overnight  courier or facsimile,  or mailed by certified or registered mail, return receipt requested, and  addressed  as set forth in Part V of Exhibit  A,  until some other  address shall have been  designated in a written notice given in a like manner.  Notices sent by mail shall be deemed  received 5 days after deposit in the United States mail, and notices delivered in any other manner shall be deemed to be given upon receipt.

     12.  Severability.  If any  provision of this  Agreement or any part hereof shall be found to be illegal, invalid or otherwise unenforceable, such provision or part thereof  shall be deemed to have been deleted  from this  Agreement  and such deletion shall not affect the remaining provision of this Agreement,  which shall be given their full force and effect.

     13. Entire  Agreement.  This  Agreement  contains the entire  agreement and understanding  of the parties  concerning  the  subject  matter  hereof,  and no representations,  promises,  agreements or understandings,  written or oral, not contained herein shall be of any force or effect.

     14.  Amendment.  This  Agreement  shall be binding upon the parties  hereto unless the same shall be in writing and executed by each of the parties hereto.

     15.  Benefit  of  Agreement.  This  Agreement  shall not be  assignable  by
Consultant, but shall be binding upon and inure to the benefit of the successors and assigns of the Company.

     16.  Governing Law. This  Agreement  shall be governed by, and construed in accordance  with, the internal laws of the State of Illinois,  without regard to the provisions thereof respecting the conflict of laws.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          ELDORADO ARTESIAN SPRINGS, INC.

                                          By:
                                             ---------------------------------
                                          Its:
                                              --------------------------------

                                          CAPITAL MERCHANT BANC, LLC

                                          By:
                                             ---------------------------------
                                          Its:
                                               -------------------------------

                                 EXHIBIT A TO
             MANAGEMENT CONSULTING AND FINDERS AGREEMENT BETWEEN
                     ELDORADO ARTESIAN SPRINGS, INC. AND
                          CAPITAL MERCHANT BANC, LLC

Part I.  Description of Services.

     A.  Consulting.  Consultant  hereby agrees to provide  general  management, financial  and corporate  consulting  services in order to assist the Company in planning,  launching  and marketing the Project.  Consultant  further  agrees to assist the  Company  in  negotiating  the terms of debt  financing  with  United
Financial Mortgage Corporation or other financial institutions,  and in securing lease financing for operating assets of the Company.

     B.  Introduction of Prospects;  Identification.  Consultant  hereby further agrees to use commercially  reasonable  efforts to introduce  individuals to the
Company  ("Prospects")  for potential  participation as investors in one or more rounds of equity  financing  by the Company  during the Term (as defined in Part
II.B of this  Exhibit A).  Prior to  introducing  any person to the Company as a
Prospect, Consultant will notify the Company of the name of such person in order to determine  whether the Company had previously been introduced to such person.
Unless (i) the Company  agrees that it desires to be  introduced to such person, and (ii) Consultant  makes a direct  introduction of such person to the Company, such  person  will not be --- deemed to be a  "Prospect"  for  purposes  of this
Agreement.

     C.   Representations   Concerning   Consultant's   Activities.   Consultant
represents and warrants to the Company as follows:

          (1)  Consultant  will only  introduce  a  Prospect  to the  Company if
     Consultant reasonably believes that such Prospect is an accredited investor as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

          (2)  Consultant  or its members or  employees  will have a  previously existing  relationship with each Prospect referred to the Company, and will not engage in any general  solicitation  for the purpose of  identifying or producing Prospects.

          (3) Neither  Consultant nor any of  Consultant's  agents will have any substantive  discussions  with any  Prospect  regarding  the  merits  of an investment in the Company,  the suitability of an investment in the Company for such Prospect's  needs, the nature or terms of any such investment,  or any other subject matter directly or indirectly pertaining to an investment in the Company, whether prior or subsequent to any investment such Prospect may make in the  Company,  it being  understood  that  Consultant  is being engaged hereunder to introduce Prospects only.

          (4) This Agreement does not  contemplate  any obligations or duties on the part of  Consultant  that  require the  registration  or  licensure  of
     Consultant  as a broker or dealer  within  the  meaning  of the  Securities
     Exchange Act of 1934, as amended,  or within the meaning of any  applicable state  securities laws, and Consultant has not previously been engaged in a business requiring such registration or licensure.

     C.  Non-Exclusivity.  This  Agreement  is  non-exclusive  as to each party.
Consultant will be free to render services to other persons that are the same as or similar to the services it renders hereunder to the Company,  and the Company will be free to engage other persons to provide services that are the same as or similar to the services it is engaging Consultant to perform hereunder.

Part II.  Term

     A.   Effective Date: January 4, 2005

     B.   Term:  Unless sooner  terminated  in  accordance  with Section 6., the later of (i) Two years and (ii) the end of the time  required  for the installments to be paid under Part III B.

Part III.  Compensation

     A.   Rate of Compensation: $400,000 annually, subject to (B) below.

     B.   Manner of Payment:

          2nd  installment-$175,000  within 10 days of the Company's  receipt of not less than $2,000,000 in financing, on terms acceptable to the
               Company in its sole discretion ("2nd Installment").

          3rd  installment-$200,000  within  6  months  of  payment  of the  2nd installment ("3rd Installment").

          4th  installment-$200,000  within  6  months  of  payment  of the  3rd installment ("4th Installment").

          5th  installment-$200,000  within  6  months  of  payment  of the  4th installment.

          Such  installments  may be  made at  earlier  times  in the  Company's discretion;  however,  the  parties  hereby  agree that  completion  of the financing  set forth  with  regard  to the 2nd  installment  is an  express condition  to the  Company's  obligation  to make any  payments  of the 2nd installment and any subsequent installments.

Part IV.  Termination

     Number of days required for Termination Notice to be effective: 60 days.

Part V.  Addresses for Notice:

      If to Company:
            Eldorado Artesian Springs, Inc.
            1783 Dogwood St.
            Louisville, CO 80027
            Facsimile:  (303) 499-1339
            Attention:  Douglas Larson

      If to Consultant:
            Capital Merchant Banc, LLC
            204 E. Witchwood Lane
            Lake Bluff, Illinois  60044
            Facsimile:  (847) 615-0941
            Attention:  Joe Kurczodyna